                 STOCKHOLDER AGREEMENT among NEWPORT INVESTMENT LLC, a Delaware limited liability company (the "Investor") and the individuals listed on Schedule A attached hereto (each a "Stockholder" and, collectively, the "Stockholders").

                 WHEREAS, the Investor and Alliance Imaging, Inc. (the "Company") propose to enter into an Agreement and Plan of Merger dated as of the effective date hereof (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger with and into the Company of a corporation to be formed and wholly owned by the Investor (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement, a copy of which is attached hereto as Exhibit I;

                 WHEREAS, each Stockholders owns (a) the number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") set forth opposite his or its name on Schedule A attached hereto and/or (b) shares of Series D Cumulative Redeemable Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series D Stock" and collectively with the Common Stock, the "Capital Stock"), which are convertible into the number of shares of Common Stock set forth opposite his or its name on Schedule A attached hereto (such shares of Capital Stock, together with any other shares of Capital Stock of the Company acquired by such Stockholders after the date hereof and during the term of this Agreement (including, without limitation, through the conversion of any convertible securities or through the exercise of any Company Stock Options or Warrants), being collectively referred to herein as the "Subject Shares");

                 WHEREAS, each Stockholder owns Company Stock Options or Warrants pursuant to which such Stockholder has the right to acquire the number of shares of Common Stock set forth opposite his or its name on Schedule A attached hereto;

                 WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Investor has requested that each Stockholder enter into this Agreement;

                 NOW, THEREFORE, to induce the Investor to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the premises and the representation, warranties and agreements contained herein, the parties agree as follows (capitalized terms used herein but not defined herein have the meanings set forth in the Merger Agreement):

                 1. REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

                 Each Stockholder hereby represents and warrants, severally and not jointly, to the Investor as of the date hereof in respect of himself or itself as follows:

                    (a) AUTHORITY. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Stockholder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms. Except for the expiration or termination of the waiting periods under the HSR Act, informational filings with the SEC, and compliance with any applicable state securities laws, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, (i) conflict with or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any certificate or articles of incorporation, bylaws, certificate or articles of limited partnership, limited partnership agreement, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets, including the Subject Shares, (ii) to such Stockholder's knowledge, require any filing with, or permit, authorization, consent or approval of, or notice to, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or regulatory authority or agency, domestic, foreign or supranational, or (iii) to such Stockholder's knowledge, violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets, including the Subject Shares. If the Stockholder is a natural person and is married, and the Stockholder's Subject Shares constitute community property or otherwise, need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse enforceable against such spouse in accordance with its terms. No trust of which such Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

         (b) THE SUBJECT SHARES. The Stockholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares, Company Stock Options and/or Warrants set forth opposite his or its name on SCHEDULE A attached hereto, free and clear of any Liens (except for any Subject Shares that are held of record by the Depository Trust Company, or its nominee, for the benefit of any Stockholder, which shall be transferred into record ownership of such Stockholder as soon as practicable after the date hereof). The Stockholder does not own, of record or beneficially, any shares of capital stock of the Common or any Subsidiary or any option, warrants, rights or other securities convertible into or exercisable for shares of capital stock of the Company other than the Subject Shares, Company Stock Options and Warrants set fourth opposite his or its name on Schedule A attached hereto, and other than the Company's Senior Notes which are convertible into shares of the Company's Series E Cumulative Redeemable Convertible Preferred Stock, par value $.01, none of which Senior Notes are so convertible prior to January 1, 1998. Except as set forth on Schedule 1(b), the Stockholder has the sole right to vote Subject Shares owned by it, and, none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

         (c) BROKERS. No broker, finder, investment banker or other person retained by such Stockholder is entitled to any brokerage, finder's or other fee or commission in connection with the execution of this Agreement by such Stockholder or the performance by such Stockholder of its obligations hereunder (it being understood that Salomon Brothers Inc. may be entitled to certain fees and expenses in connection with the transaction contemplated by the Merger Agreement, which fees and expenses shall be paid by the Company as set forth in the Merger Agreement).

         2.      OPTION TO PURCHASE SHARES

         Each Stockholder hereby severally grants to the Investor an option to purchase (the "Option"), in the Investor's sole discretion, all Subject Shares set forth opposite such Stockholder's name on SCHEDULE A hereto, at a price per Share equal to the Cash Merger Price or, in respect of a share of Series D Stock, an amount in cash equal to the Cash Merger Price for each Share that would have been received had such share of Series D Stock been converted into Shares immediately prior to such purchase (the "Exercise Price"). The Option shall be exercisable by the Investor, as to all Stockholders, at any time prior to the termination of this Agreement, by delivery of a notice of exercise to all Stockholders at the address of each Stockholder set forth in SCHEDULE A. The Subject Shares shall be delivered (with any appropriate executed stock power) by each Stockholder to Irell & Manella (the "Escrow Agent"), which shall hold the Subject Shares in escrow pending receipt by the Stockholder of the purchase price payable therefor; upon such receipt the Subject Shares shall be delivered by the Escrow Agent to Investor. Within ten business days after delivery of such notice, the Investor shall pay to each Stockholder a cash amount equal to the aggregate Exercise Price payable in respect of such Stockholder's Subject Shares against delivery of certificates representing such Subject Shares.

         3.      REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

                 (a) AUTHORITY. The Investor has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement by the Investor, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms. Except for the expiration or termination of the waiting periods under the HSR Act, informational filings with the SEC, the execution and delivery of this agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, (i) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any certificate or articles of incorporation, bylaws, certificate or articles of limited partnership, limited partnership agreement, trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Investor or to the Investor's property or assets, (ii) require any filing with, or permit, authorization, consent or approval of, or notice to, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or regulatory authority or agency, domestic, foreign or supranational, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Investor or any of the Investor's properties or assets.

                 (b) BROKERS. No broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission for which any Stockholder will be liable in connection with the execution of this Agreement by the Investor or the performance by the Investor of its obligations hereunder.

                 (c) COMPLETE AGREEMENT; ADDITIONAL OR SIDE AGREEMENTS. This Agreement represents the complete agreement between the Investor and each Stockholder, and there are no additional or side agreements between the Investor and any Stockholder with respect to any matter referenced herein.

                 (d) NO REGISTRATION REQUIREMENT. No registration under the Securities Act (as defined below) is required in connection with the grant of the Option or the sale of Subject Shares pursuant to the exercise of the Option.

           4.    COVENANTS OF EACH STOCKHOLDER.

           Each Stockholder, severally and not jointly, agrees, subject to the terms and conditions of this Agreement, as follows:

                 (a) In connection with any closing of a purchase and sale pursuant to the exercise of an Option, each Stockholder agrees to deliver to the Escrow Agent promptly after receipt of a notice of exercise, all certificates evidencing the Subject Shares held by such Stockholder, duly endorsed in blank for transfer, or accompanied by stock powers and such other documents as may be necessary in the Investor's judgment to transfer record ownership of the Subject Shares being sold pursuant to such exercise to or as directed by the Investor.

                 (b) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares (except for the Series D Stock, unless it shall first have been converted into Common Stock) in favor of the Merger and the adoption by the Company of the Merger Agreement.

                 (c) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares (except for the Series D Stock, unless it shall first have been converted into Common Stock) against (i) any Alternative Transaction as such term is defined in Section 5.2 of the Merger Agreement, (ii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company, which amendment or other proposal or transaction would be reasonably likely to impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of Company Common Stock, or (iii) any action that would cause the Company to breach any representation, warranty or covenant contained in the Merger Agreement. Subject to Section 11, the Stockholder further agrees not to enter into any agreement or take any action inconsistent with the foregoing.

                 (d)      The Stockholder shall not, prior to the earliest of
(i) the Effective Time and (ii) the termination of this Agreement in accordance with its terms, (A) sell, transfer, give, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or consent to any Transfer of, any or all of such Subject Shares or any interest therein or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, the Subject Shares to any person (unless such person agrees in writing to be bound by all of the terms of this Agreement and written notice of such Transfer is given promptly to Investor) other than pursuant to the terms of the Merger or (B) enter into any voting arrangement, directly or indirectly, whether by proxy, voting agreement or otherwise, in respect of the Subject Shares, and the Stockholder agrees not to commit or agree to take any of the foregoing actions.

                 (e) Subject to the terms of Section 11, during the term of this Agreement, the Stockholder shall not, nor shall it permit any investment banker, financial adviser, attorney, accountant or other representative retained by it, to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal that may lead to an Alternative Transaction or (ii) participate in any discussions or negotiations regarding any proposed Alternative Transaction.

                 (f)      [intentionally left blank]

                 (g) Such Stockholder, and any beneficiary of a revocable trust for which such Stockholder serves as trustee, shall not take any action to revoke or terminate such trust or take any other action which would restrict, limit or frustrate in any way the transactions contemplated by this Agreement.

                 (h) Each Stockholder agrees that to the extent he or it receives notice, pursuant to Section 2, of Investor's exercise of its Option, he or it will, in accordance with applicable law, promptly (x) convert such shares of Preferred Stock owned by it into Common Stock (provided that any such conversion shall be contemporaneous with the purchase pursuant to such exercise of the Option) and (y) exercise such Warrants and Company Stock Options owned by it. With respect to Warrants and Company Stock Options that are not exercised prior to the Effective Time, it is agreed that each Stockholder shall be entitled to a "cashless net proceeds" exercise of such Warrants and Company Stock Options at the Effective Time.

         5.      GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY.

         Each Stockholder hereby irrevocably grants to, and appoints, the Investor and Josh Harris, in his capacity as an officer of the Investor, and any individual who shall hereafter succeed to any such office of the Inventor, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, (i) to vote such Stockholder's Subject Shares (except for the Series D Stock, unless it shall first have been converted into Common Stock), or grant a consent or approval with respect to the Merger and the adoption by the Company of the Merger Agreement and (ii) to vote such Stockholder's Subject Shares (except for the Series D Stock, unless it shall first have been converted into Common Stock), against (x) any Alternative Transaction, as such term is defined in Section 5.2 of the Merger Agreement, (y) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company, which amendment or other proposal or transaction would be reasonably likely to impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of Company Common Stock, or (z) any action that would cause the Company to breach any representation, warranty or covenant contained in the Merger Agreement. The proxy granted pursuant to this Section
(i) shall not affect the Stockholder's ability to make an election, pursuant to the terms and conditions of the Merger Agreement, to receive cash or stock as consideration in the Merger, (ii) shall terminate upon the termination of this Agreement pursuant to section 9 and (iii) is subject to the Investor's compliance with Section 14.

                 (a) Each Stockholder represents that there are no proxies heretofore given in respect of such Stockholder's Subject Shares.

                 (b) Each Stockholder hereby affirms that each irrevocable proxy granted pursuant to this Section 5 is given in connection with the execution of the Merger Agreement, and that each such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Such Stockholder hereby further affirms that each such irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that the holder of each irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law (the "DGCL"); provided, that each such irrevocable proxy shall terminate upon termination of this Agreement pursuant to Section 9.

         6.      FURTHER ASSURANCES.

         Each Stockholder will, at the Investor's expense, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Investor may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         7.      CERTAIN EVENTS.

         Each stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Common Stock or other voting securities of the Company by any Stockholder, the number of Subject Shares listed in Schedule A beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other voting securities of the Company issued to or acquired by such Stockholder.

         8.      ASSIGNMENT.

         Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, except that (i) the Investor may assign any or all of its rights, interests and obligations hereunder to the extent it assigns its rights, interests or obligations pursuant to Section 9.7 of the Merger Agreement, and (ii) the Investor may assign, in its sole discretion, any and all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of the Investor, provided that the Investor will continue to remain primarily liable for its obligations hereunder in the event of any assignment pursuant to this clause (ii). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

         9.      TERM; TERMINATION.

         This Agreement shall become effective upon execution and delivery by all of the parties hereto (provided that Investor has received options from the parties hereto and, if applicable, the Company to purchase more than 50% of the Common Stock, on a fully diluted basis), and this Agreement and all rights and obligations of the parties hereunder, shall terminate on the earlier of (a) December 31, 1997 (unless a notice pursuant to Section 2 shall have been sent within 10 business days prior to such date and the sale of Shares pursuant to such notice shall not have been consummated), (b) the date on which the Merger Agreement is terminated in accordance with its terms, unless within 15 business days of such date the Investor delivers the notice in connection with the Option as set forth in Section 2; provided, however, that if, in such event, the Investor sells, or agrees to sell, any Shares acquired pursuant to the exercise of the option within 60 days of the date of such exercise, all proceeds from such sale in excess of $11.00 per Share shall be paid by the Investor to the Stockholders pro rata, based on their percentage ownership of Subject Shares (with Series D Stock deemed converted to Common Stock for this purpose), (c) subject to clause (b) above, the date on which a notice of termination is delivered by the Investor to the Stockholders or (d) the date on which the Investor breaches any of the covenants set forth in Section 14.

         10.     GENERAL PROVISIONS.

                 (a) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                 (b) NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered by facsimile (with confirmation of delivery) or personally or sent by overnight courier (providing proof of delivery) to the Investor in accordance with Section 9.2 of the Merger Agreement and to the Stockholders at their respective addresses and facsimile numbers set forth on Schedule A attached hereto (or at such other address and facsimile number for a party as shall be specified by like notice).

                 (c) INTERPRETATION. When a reference is made in this Agreement to an Article or a Section, such reference shall be deemed made to an Article or a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the context otherwise requires, words importing the singular shall include the plural, and vice versa. Wherever the words "include," "includes" or including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Merger Agreement.

                 (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                 (e) ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                 (f) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                 (q) VOIDABILITY. If prior to the execution hereof, the Board of Directors of the Company shall not have duly and validly authorized and approved all necessary corporate action, this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, so that by the execution and delivery hereof the Investor would become, or could reasonably be expected to become an "interested stockholder" with whom the Company would be prevented for any period pursuant to Section 203 of the DGCL from engaging in any "business combination" (as such terms are defined in Section 203 of the DGCL), then this Agreement shall be void and unenforceable until such time as such authorization and approval shall have been duly and validly obtained.

                 (h) EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expense.

                 11.      STOCKHOLDER CAPACITY.

                 No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his capacity as such director or officer. Each Stockholder signs solely in his capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein (including, without limitation, the provisions of Section 4(e)) shall limit or affect any actions taken by a Stockholder in his capacity as an officer or director of the Company.

                 12.      ENFORCEMENT.

                 The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity.
In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any motion relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the state of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

                 13.      PUBLIC ANNOUNCEMENTS.

                 Neither the Investor nor any Stockholder shall issue any press release or make any public statement without the prior written consent of the other parties hereto, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

                 14.      INVESTOR COVENANTS.

                 Investor covenants and agrees that without terminating this
Agreement:

                          (a)     Neither the Merger Agreement nor this
Agreement will be amended, and no condition in the Merger Agreement will be waived, so as to: (i) reduce the value of the consideration payable in the Merger, (ii) materially adversely affect the timing of the closing of the Merger, (iii) reduce the Cash Merger Price, or (iv) otherwise adversely affect the interests of the Stockholders.

                          (b)     Upon its formation, Newco will execute and
deliver a joinder to the Merger Agreement, rendering it a party thereto, and obligating it to perform thereunder.

                 15.      PIGGYBACK REGISTRATION RIGHTS.

                 From and after the Effective Time, the Investor shall cause the Company to grant to each Stockholder piggyback registration rights (subject to standard cutbacks) with respect to any offering of Common Stock made by the Investor that is registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"). Such piggyback registration rights shall be available only to the extent that, and so long as, such Stockholder's Subject Shares are not freely tradable (e.g., subject to Rule 145 or Rule 144) under the Securities Act.

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:




                          -----------------------------------------------
                          Print Name of Stockholder




                          -----------------------------------------------
                          Signature




                          -----------------------------------------------
                          Name of Authorized Person Signing




                          -----------------------------------------------
                          Title of Authorized Person Signing

                                 SCHEDULE 1(b)

                 Amended and Restated Standstill Agreement dated as of December 31, 1996, between the Registrant and Connecticut General Life Insurance Company, CIGNA Property and Casualty Insurance Company of North America and Life Insurance Company of North America.

                 Amended and Restated Standstill Agreement, date as of December 31, 1996, between Richard N. Zehner and Alliance Imaging, Inc.

                 Amended and Restated Standstill Agreement, dated as of December 31, 1996, between each of The Northwestern Mutual Life Insurance Company, The Travelers Indemnity Company, The Travelers Insurance Company, The Travelers Life and Annuity Company, The Lincoln National Life Insurance Company and Bedrock Asset Trust I and Alliance Imaging, Inc.

                 Amended and Restated Standstill Agreement, dated as of December 31, 1996, between DLJ Capital Corporation and Alliance Imaging, Inc.

                 Voting Trust Agreement between Meridian Trust Company, as voting trustee, and DLJ Capital Corporation dated as of December 29, 1988.

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By: /s/ Michael Gross
                             --------------------------------------------
                             Name:  Michael Gross
                             Title: President




                          STOCKHOLDERS:




                          -----------------------------------------------
                          Print Name of Stockholder




                          -----------------------------------------------
                          Signature




                          -----------------------------------------------
                          Name of Authorized Person Signing




                          -----------------------------------------------
                          Title of Authorized Person Signing

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:


                          Richard N. Zehner
                          Richard N. Zehner, Trustee
                          -----------------------------------------------
                          Print Name of Stockholder


                          /s/ Richard N. Zehner
                          /s/ Richard N. Zehner
                          -----------------------------------------------
                          Signature




                          -----------------------------------------------
                          Name of Authorized Person Signing




                          -----------------------------------------------
                          Title of Authorized Person Signing

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:
                          Vincent S. Pino, Custodian
                          Vincent S. Pino
                          Rosemary G. Pino

                          -----------------------------------------------
                          Print Name of Stockholder
                          /s/ Vincent S. Pino, Custodian
                          /s/ Vincent S. Pino
                          /s/ Rosemary G. Pino

                          -----------------------------------------------
                          Signature
                          Vincent S. Pino, Custodian
                          Vincent S. Pino
                          Rosemary G. Pino

                          -----------------------------------------------
                          Name of Authorized Person Signing




                          -----------------------------------------------
                          Title of Authorized Person Signing

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:


                          CIG & Co.
                          -----------------------------------------------
                          Print Name of Stockholder



                          /s/ James R. Kuzemchak
                          -----------------------------------------------
                          Signature



                          James R. Kuzemchak
                          -----------------------------------------------
                          Name of Authorized Person Signing



                          Partner
                          -----------------------------------------------
                          Title of Authorized Person Signing


                          BENEFICIAL OWNERS:

                          Connecticut General Life
                          Insurance Company, CIGNA
                          Property and Casualty Insurance
                          Company, Life Insurance Company
                          of North America and Century
                          Indemnity Company

                          By CIGNA Investments, Inc.


                             By:  /s/ James R. Kuzemchak
                                  ----------------------
                                Name:  James R. Kuzemchak
                                Title: Managing Director

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:

                          Meridian Trust company as Voting
                          Trustee under Agreement dated
                          12/29/88
                          -----------------------------------------------
                          Print Name of Stockholder



                          /s/ Hans F. Hass
                          -----------------------------------------------
                          Signature



                          Hans F. Hass
                          -----------------------------------------------
                          Name of Authorized Person Signing



                          Assistant Vice President
                          -----------------------------------------------
                          Title of Authorized Person Signing

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:


                          Northwestern Mutual Life
                          Insurance Company
                          -----------------------------------------------
                          Print Name of Stockholder



                          /s/ Gary A. Poliner
                          -----------------------------------------------
                          Signature



                          Gary A. Poliner
                          -----------------------------------------------
                          Name of Authorized Person Signing



                          Vice President
                          -----------------------------------------------
                          Title of Authorized Person Signing

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:

                          Bedrock Asset Trust I
                          By: Wilmington Trust Company,
                          not in its individual capacity
                          but solely as owner trustee
                          -----------------------------------------------
                          Print Name of Stockholder



                          /s/ Ann E. Roberts
                          -----------------------------------------------
                          Signature


                          Senior Financial Services Officer
                          -----------------------------------------------
                          Name of Authorized Person Signing




                          -----------------------------------------------
                          Title of Authorized Person Signing

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:
                          THE LINCOLN NATIONAL LIFE
                          INSURANCE COMPANY
                          By:  Lincoln Investment
                          Management, Inc., its
                          Attorney-in-Fact
                          -----------------------------------------------
                          Print Name of Stockholder



                          /s/ Richard L. Corwin
                          -----------------------------------------------
                          Signature



                          Richard L. Corwin
                          -----------------------------------------------
                          Name of Authorized Person Signing



                          Vice President
                          -----------------------------------------------
                          Title of Authorized Person Signing

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:



                          THE TRAVELERS INSURANCE COMPANY
                          -----------------------------------------------
                          Print Name of Stockholder



                          /s/ A. William Carnduff
                          -----------------------------------------------
                          Signature



                          A. William Carnduff
                          -----------------------------------------------
                          Name of Authorized Person Signing



                          Second Vice President
                          -----------------------------------------------
                          Title of Authorized Person Signing


                          TRAL & CO. as nominee for the
                          Travelers Insurance Company

                          By: /s/ Frank C. Pattison
                              ---------------------
                              Attorney-in-Fact

                 IN WITNESS WHEREOF, the Investor and the Stockholders have caused this Agreement to be duly executed and delivered effective as of the date of the Merger Agreement.

                          NEWPORT INVESTMENT LLC



                          By:
                             --------------------------------------------
                             Name:
                             Title:




                          STOCKHOLDERS:



                          THE GE FUND
                          -----------------------------------------------
                          Print Name of Stockholder



                          /s/ Philip D. Ameen
                          -----------------------------------------------
                          Signature



                          Philip D. Ameen
                          -----------------------------------------------
                          Name of Authorized Person Signing



                          Attorney-in-Fact
                          -----------------------------------------------
                          Title of Authorized Person Signing



                          CONSENTED AND AGREED TO AS OF
                          THE DATE FIRST WRITTEN ABOVE:

                          GENERAL ELECTRIC COMPANY
                          acting through GE Medical
                          Systems
                          By: /s/ Rick Berger
                          Its: Manager-Financial Services

                          CONSENTED AND AGREED TO AS OF
                          THE DATE FIRST WRITTEN ABOVE:

                          THE GE FUND
                          By: Philip D. Ameen
                          Its: Attorney-in-Fact

                                 SCHEDULE A




----------------------------------------------------------------------------------------------
                                                                            NUMBER OF
                                                                        SHARES OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF                  COMMON STOCK
           OF STOCKHOLDER               SERIES D STOCK                  BENEFICIALLY OWNED
           --------------           --------------------                ------------------
----------------------------------------------------------------------------------------------

              GE Fund               18,000                               3,000,000 (reflecting
 --------------------------                                              convertibility of Series D
             (Name)                                                      Stock)

 c/o General Electric Compay
 ---------------------------
 3135 Easton Turnpike
 --------------------------
              (Street)

 Fairfield, CT  06431
 --------------------------
         (City, State, Zip
----------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------

     Richard N. Zehner                                                    257,139*                           460,000
 --------------------------
             (Name)

     9881 Orchard Lane
 ---------------------------
              (Street)

  Villa Park, CA  92667
 --------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------


        * Includes 196,593 shares as community property, 30,273 owned by Matthew Zehner, a minor son, and 30,273 shares owned by Michelle Zehner, a minor daughter. Richard N. Zehner is Trustee of the Zehner Children's Trusts for his children.

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------

 Vincent S. and Rosemary G. Pino                                          364,045*                           205,025
 ------------------------------
             (Name)

     31441 Island Drive
 ---------------------------
              (Street)

   Evergreen, CO  80439
 --------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------


        * Includes 309,620 shares as community property, 37,027 in Vincent Pino's self-directed IRA account, 3,218 in Rosemary Pino's self-directed IRA account, 7090 shares owned by Michael Pino, a minor son, and 7,090 shares owned by Tiffany Pino, a minor daughter. Mr. Pino is custodian for his minor children.

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------

     Bedrock Asset Trust I                                                385,150                              8,880
 --------------------------
             (Name)

 ---------------------------
              (Street)

 --------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------
 The Northwestern Mutual Life
    Insurance Company                                                   1,988,200                             41,863
 --------------------------
             (Name)

 720 East Wisconsin Avenue
 ---------------------------
              (Street)

   Milwaukee, WI  53202
 --------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------
 Meridian Trust Company as Voting
   Trustee under agreement
   dated 12/29/88                                                         933,435
 --------------------------
             (Name)

       600 Penn Street
 ---------------------------
              (Street)

   Reading, PA  19602
 --------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------

        CIG & Co                                                          485,000                             11,200
 --------------------------
             (Name)

 ---------------------------
              (Street)

 --------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------

 THE TRAVELERS INSURANCE COMPANY                                         431,385                             10,986
 -------------------------------
             (Name)

       One Tower Square
 -------------------------------
              (Street)

   Hartford, CT  06138-2030
   ATTN:  A. William Carnduff
 -------------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------

 THE TRAVELERS INDEMINITY COMPANY                                        372,123                              9,501
 --------------------------------
             (Name)

     One Tower Square
 --------------------------------
              (Street)

     Hartford, CT  06138-2030
     ATTN:  A. William Carnduff
 --------------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------
         THE TRAVELERS LIFE
         AND ANNUITY COMPANY                                            195,620                                4,884
 --------------------------------------
             (Name)

         One Tower Square
 --------------------------------------
              (Street)

      Hartford, CT  06138-2030
     ATTN:  A. William Carnduff
 --------------------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE A




----------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF SUBJECT
                                                                       NUMBER OF                       SHARES PURSUANT TO
                                                                   SHARES OF COMPANY                   EXERCISE OF COMPANY
          NAME AND ADDRESS            NUMBER OF SHARES OF             COMMON STOCK                      STOCK OPTIONS AND
           OF STOCKHOLDER               SERIES D STOCK             BENEFICIALLY OWNED                       WARRANTS
           --------------           --------------------           ------------------                       ---------
----------------------------------------------------------------------------------------------------------------------------
 The Lincoln National Life
     Insurance Company                                                  537,285                             12,686
 --------------------------
             (Name)

 200 E. Berry Street (2R-02)
 ---------------------------
              (Street)

    Fort Wayne, IN  46802
 --------------------------
         (City, State, Zip)
----------------------------------------------------------------------------------------------------------------------------